UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	July 16, 2020

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-15451	06-0854886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Secor Road, Brookfield, CT	06804
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market
PREFERREED STOCK PURCHASE RIGHTS	N/A	N/A

Item 5.02.	Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2020 Photronics, Inc. (the “Company”) issued a press release announcing that Mr. Daniel Liao will join its Board of Directors as an independent director effective September 10, 2020. Mr. Liao brings a wealth of industry experience, especially in international operations and technology development. Mr. Liao is currently serving as Senior Advisor of Asia Pacific for Lam Research Corporation. He was previously Chairman of Asia Pacific from 2017, retiring in February 2020, where he was responsible for operations in the rapidly growing region. Prior to that, he served as Group Vice President of Asia Pacific Operations from 1997 until 2000 when he was promoted to President of APAC Operations. He started at the company in 1993 as General Manager of Taiwan, China, and Southeast Asia Operations.

Prior to joining Lam, Mr. Liao held various engineering roles at Integrated Device Technology, Inc. (acquired by Renesas Electronics Corporation in 2019) and Intel Corporation. In addition to his extensive experience working in the semiconductor industry, Mr. Liao is also a member of the Board of Directors for Amkor Technology, Inc. Mr. Liao received a M.S. degree in electrical engineering and applied physics from Case Western Reserve University in Cleveland, Ohio, and a B.S. degree from National Cheng Kung University in Taiwan

Mr. Liao will receive $4,000 per Board meeting attended in calendar 2020. He will also receive a $20,000 cash retainer and 6,000 shares of restricted stock of the Company.

Mr. Liao will receive additional compensation similar to other Photronics Board members which will be granted in 2021 as part of his 2021 Board term including additional retainers for committee membership.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 16, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By:	/s/ Richelle E. Burr
Name:	Richelle E. Burr
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: July 16, 2020